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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)  OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2006

                                BRIGHTPOINT, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                      0-23494                   35-1778566
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


          2601 Metropolis Parkway, Suite 210, Plainfield, Indiana 46168
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (317) 707-2355

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 18, 2006, 2601 Metropolis Corp. ("Acquisition Co."), an Indiana corporation and wholly-owned subsidiary of Brightpoint, Inc., an Indiana corporation (the "Registrant"), entered into an Asset Purchase Agreement ("Purchase Agreement") with CellStar Corporation, a Delaware corporation, and certain of its subsidiaries (collectively, "CellStar").

     Upon consummation of the transactions contemplated by the Purchase Agreement, Acquisition Co. will acquire specific assets (and assume certain liabilities) used in connection with CellStar's business in its United States operations and its Miami-based Latin American operations, including substantially all intellectual property used in connection therewith (collectively, the "Assets").

     The Purchase Agreement provides for a purchase price for the Assets of $88 million payable in cash, subject to certain adjustments based on working capital and net other assets and liabilities as of the closing of the transaction.

     Concurrently with the execution of the Purchase Agreement, the Registrant issued to CellStar a guaranty of the payment and performance of all obligations of Acquisition Co. under the Purchase Agreement, subject to the terms and conditions of the Purchase Agreement (the "Guaranty").

     The closing of the transaction contemplated by the Purchase Agreement is subject to various conditions, including, but not limited to, certain regulatory, supplier and lender approvals, and the approval by CellStar's stockholders. The Registrant currently expects the transaction to close during March or April of 2007.

     The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement and Guaranty, which are attached to this Report as exhibits and incorporated herein by reference. The Purchase Agreement and the Guaranty have been attached to provide investors with information regarding their terms and are not intended to provide any other factual information about the Registrant, Acquisition Co. or CellStar. The Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Purchase Agreement. In addition, the Purchase Agreement is modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Registrant's public disclosures.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Guaranty is incorporated by reference into this Item 2.03.

ITEM 8.01. OTHER EVENTS.

     On December 18, 2006, the Registrant issued a press release announcing that Acquisition Co. had entered into the Purchase Agreement. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit 2.1* Asset Purchase Agreement dated as of December 18, 2006 by and among 2601 Metropolis Corp., CellStar Corporation, National Auto Center, Inc., CellStar, Ltd., and CellStar Fulfillment, Ltd.

     Exhibit 10.1   Guaranty dated December 18, 2006 by Registrant.

     Exhibit 99.1   Press Release issued by the Registrant on
                    December 18, 2006.

* The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BRIGHTPOINT, INC.
                                        (Registrant)


                                        By: /s/ Steven E. Fivel
                                            ------------------------------------
                                            Steven E. Fivel
                                            Executive Vice President,
                                            General Counsel and Secretary

Date: December 19, 2006


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